U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 21, 1999


                          Urbana.ca, Inc.
        (Exact name of registrant as specified in its charter)


                                Nevada                .
      (State or jurisdiction of  incorporation or organization)

                               000-24723
                      (Commission File Number

                              88-0393257
                (I.R.S. Employer Identification Number


750 West Pender Street, Suite 804, Vancouver, British Columbia
                                                          V6C 2T8
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number:  (604) 682-8445

                 Integrated Carbonics Corp.
(Former name or former address, if changed since last report)


ITEM 5.  OTHER INFORMATION.

     (a) Effective on July 21, 1999, Mario Aiello was replaced as President of the Registrant by Jason Cassis, a member of the Board of Directors; Mr. Aiello will remain a member of the Board of Directors. On this date, Gregory Alexanian was appointed to the Board of Directors to serve until the next annual meeting of the shareholders.

     (b) Effective on August 13, 1999, the Registrant changed its name to "Urbana.ca, Inc." Also effective on this date, the new trading symbol for the Registrant on the Over the Counter
Bulletin Board is "URBA."

                               SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Urbana,ca. Inc.



Dated: November 19, 1999                  By: /s/  Jason Cassis
                                          Jason Cassis, President